PANGAEA

2Q25

Earnings Call Presentation



BULK SACHUEST

Safe Harbor

2Q25 Earnings Call Presentation

This presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea's and managements' current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea's business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea's filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea's financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea's financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.



BULK CONCORD

2

2Q25 Performance Highlights

Consistent operating performance and disciplined capital allocation

- Execution of chartered-in strategy and consistent operating performance supported premium TCE returns amid dry bulk market uncertainty, with TCE rates outperforming benchmark Panamax, Supramax and Handysize indices by **17%**.
- **Second** quarter 2025 GAAP net loss of **$2.7 million**, or **$0.04** per share and Adjusted net loss of **$1.4 million**, or **$0.02** per share.
- Adjusted EBITDA decreased **0.6 million year-over-year** to **$15.3 million** in 2Q25.
- During 2Q25, repurchased $1 million in shares of common stock under existing $15 million share repurchase authorization at an average price of $4.96 per share.
- Announced the sale of the Handysized Strategic Endeavor for $7.7 million and the purchase of the remaining 49% equity ownership of Seamar Management, the Company's technical management operations, for $2.7 million.
- Began process of financing the Strategic Spirit for $9 million and the Strategic Vision for $9 million, both are expected to close during the third quarter of 2025.
- As of August 6, 2025, booked 3,671 days at an average of $14,272/day as the Company enters the peak arctic trade season.



BULK XAYMACA
PANAMA

3

2Q 2025 Performance Summary



Adjusted EBITDA
$s in Millions
2Q25
$15.3
2Q24
$15.9



Adjusted EPS
$s per Share
2Q25
$(0.02)
2Q24
$0.10



TCE Rate
$s per Shipping Day
2Q25
$12,108
2Q24
$16,223



Operating Cash Flow
$s in Millions
2Q25
$14.4
2Q24
$9.0

4

Outperforming Industry Benchmark

Our TCE has exceeded the market by an average of 27% on a trailing 5-year basis

Cargo Focused Business Model Consistently Delivers Above-Market Performance

- Current 2Q25 booked TCE rate of $14,272, an 8% premium to the market average through the quarter.*
- Our niche, higher-margin trades, long-term COAs and charter-in strategy remain key areas of differentiation.



PANL Total Shipping Days
PANL TCE Rate
Market TCE Rate**
TCE Rate ($s per Shipping Day)
Days
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25E

* Q3 25 estimated TCE performance based on shipping days booked as of August 6, 2025
**Average of the published Panamax, Supramax and Handysized indices, net of commission

5

Recent Vessel Acquisitions

Disciplined acquiror of complementary assets

2021 & 2022

Purchased 7 vessels for $245 million



MV Bulk Courageous - Ultramax



MV Bulk Promise - Panamax



MV Bulk Valor - Supramax



MV Nordic Nuluujaak – Post Panamax(1)



MV Nordic Qinnqua – Post Panamax(1)



MV Nordic Sanngijug – Post Panamax(1)



MV Nordic Siku – Post Panamax(1)



MV Bulk Concord - Panamax



MV Bulk Sachuest - Supramax

2023 & 2024

Purchased 3 vessels for $83 million & Acquired 15 vessels for 18.06 million shares



MV Bulk Prudence - Ultramax



MV Bulk Brenton - Supramax



MV Bulk Patience - Supramax



Strategic Handysize Fleet of 15 vessels

(1) On November 6, 2024, the Company acquired the remaining 50% interest in NBP from a non-affiliate, resulting in full ownership of NBP's fleet of four Post Panamax Ice Class 1A dry bulk vessels.

6

Return of Capital Program

Quarterly cash dividend and share repurchase program, support long-term shareholder value creation

Strong cash flow and profitability support consistent return of capital through the cycle

Dividend payout continues amid strategic execution and fleet growth

$15 million repurchase authorization allows for flexible and opportunistic capital deployment

Annual Dividend Payout Ratio

% of Adjusted Net Income



7.4%
16.5%
58.0%
61.5%
2021
2022
2023
2024

Total Annual Cash Dividend Paid

$s per Share



$ 0.11
$ 0.30
$ 0.40
$ 0.40
2021
2022
2023
2024

Annual Dividend Coverage Ratio

Ratio of Operating Cash Flow to Dividends Issued



11.2x
10.1x
3.0x
3.5x
2021
2022
2023
2024

7

Balance Sheet Update

Ample liquidity to support ongoing growth of business

Opportunistically invested in owned ship fleet

Repaid over $22 million in debt during 2025 through operating cash flow

Capital allocation priorities will be balanced between debt repayment, fleet investment, opportunistic M&A, and shareholder returns



Total Net Debt
Total Cash
$s in Millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$47
$116
$56
$256
$128
$176
$99
$169
$87
$311
$59
$317
2020
2021
2022
2023
2024*
2Q25

***Note**: Total net debt as of 12/31/24 reflects $100mm in incremental finance lease obligations assumed as part of the SSI acquisition, which closed on 12/30/24.

8

10 Value Creation Strategy Durable business model insulated from macro volatility – focused on deploying capital to drive above-sector growth Integrated shipping- logistics model • Provide solutions to customer supply chain issues • More efficient, lower total cost of delivery for customer • Adds volume and margins to PANL ocean freight offerings High fleet utilization • Utilize chartered in fleet to arbitrage vessel positions and provide more revenue days Organic investment • Expand capabilities to offer cargo movement beyond ocean transportation • Expand owned fleet for growth using our unique business plan • Apply consistent approach to expand and renew fleet Inorganic investment • Purchase vessels in support of existing long-term COAs, to maximize returns • Acquire logistics companies to grow in logistics sector Return of capital • Sustain consistent dividend approach, not a payout formula • Conserve capital for fleet renewal and opportunistic growth • Compensate for volatility of sector by maintaining reasonable liquidity Balance sheet optionality • Promote historical lending relationships, sustainable business plan, and consistent performance to help provide favorable lending terms • Maintain low net leverage and substantial free cash generation to provide flexibility in financing growth projects • Consider joint ventures to help mitigate risks and create synergies 11 Investment Conclusion Small-cap growth play with stable return of capital program Integrated shipping-logistics model delivering consistent, above-market returns Focused on consistently high fleet utilization to drive operating leverage Positioned to benefit from tightening global supply of dry-bulk vessels amid continued demand growth On-shore logistics offering provides significant, incremental revenue opportunities Leading position within Ice-Class trades supports superior earned TCE rates Disciplined capital allocation strategy Long-term cargo-based contracts provide multi-year demand visibility Significant balance sheet optionality to pursue growth, low net leverage Confidential: Pangaea Logistics Solutions Appendix

Selected Balance Sheet Data

(in thousands,may not foot due to rounding)	June 30, 2025	December 31, 2024
Current Assets		
Cash and cash equivalents	$ 59,253	$ 86,805
Accounts receivable, net	49,326	42,371
Other current assets	75,430	62,818
Total current assets	$ 184,009	$ 191,994
Fixed assets, including finance lease right of use assets, net	722,316	736,598
Goodwill	3,105	3,105
Other Non-current Assets	6,566	4,761
Total assets	$ 915,995	$ 936,457
Current liabilities		
Accounts payable, accrued expenses and related party payable	$ 61,463	$ 47,763
Current portion long-term debt and finance lease liabilities	44,939	44,687
Other current liabilities	19,608	16,658
Total current liabilties	126,010	109,108
Secured long-term debt and finance lease liabilities, net	330,855	352,685
Total Pangaea Logistics Solutions Ltd. equity	414,353	427,822
Non-controlling interests	44,777	46,843
Total stockholders' equity	459,130	474,664
Total liabilities and stockholders' equity	$ 915,995	$ 936,457

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Selected Income Statement Data

(in thousands,may not foot due to rounding)	Three Months Ended June 30, 2025		Six Months Ended June 30, 2025	
Revenues:				
Voyage revenue	$ 146,269	$ 124,096	$ 255,929	$ 211,386
Charter revenue	6,850	3,847	16,843	18,878
Terminal & stevedore revenue	3,571	3,555	6,720	5,982
Total revenue	156,689	131,498	279,491	236,246
Expenses:				
Voyage expense	77,782	61,151	138,089	98,266
Charter hire expense	31,423	32,685	49,064	59,828
Vessel operating expenses	23,375	14,736	45,553	27,405
Terminal Expenses	2,686	2,828	5,238	4,908
General and administrative	7,172	5,030	14,446	12,308
Depreciation and amortization	10,597	7,454	20,521	14,890
Total expenses	153,036	123,884	272,911	217,604
Income from operations	3,654	7,614	6,580	18,642
Total other expense, net	(6,554)	(3,621)	(11,679)	(1,983)
Net (loss) income	(2,900)	3,994	(5,099)	16,659
Loss (income) attributable to non-controlling interests	158	(311)	376	(1,302)
Net (loss) income attributable to Pangaea Logistics Solutions Ltd.	$ (2,742)	$ 3,683	$ (4,723)	$ 15,357
Adjusted EBITDA (1)	$ 15,284	$ 15,931	$ 30,059	$ 35,878

Adjusted EBITDA represents net income (or loss), determined in accordance with U.S. GAAP, excluding interest expense, interest income, income taxes, depreciation and amortization, loss on impairment, loss on sale and leaseback of vessels, share-based compensation, other non-operating income and/or expense, and other non-recurring items, if any.

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Reconciliation of Non-GAAP Measures

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net Transportation and Service Revenue				
Gross Profit	**$ 10,864,628**	**$ 12,671,400**	**$ 21,093,045**	**$ 31,005,001**
Add:				
Vessel Depreciation and amortization	10,558,287	7,426,197	20,454,301	14,835,191
Net transportation and service revenue	**$ 21,422,915**	**$ 20,097,597**	**$ 41,547,346**	**$ 45,840,192**
Adjusted EBITDA				
Net (loss) income	**$ (2,900,066)**	**$ 3,993,500**	**$ (5,098,740)**	**$ 16,659,134**
Interest expense, net	5,736,608	3,147,421	11,438,174	6,123,067
Income (loss) attributable to Non-controlling interest recorded as long-term liability interest expense	—	(119,950)	—	695,152
Depreciation and amortization	10,597,483	7,453,675	20,520,975	14,890,148
EBITDA (Non-GAAP)	**$ 13,434,025**	**$ 14,474,646**	**$ 26,860,409**	**$ 38,367,501**
Adjustments to EBITDA				
Share-based compensation	549,181	528,673	2,080,781	1,667,350
Unrealized (loss) gain on derivative instruments, net	1,300,932	927,503	1,117,392	(4,156,836)
Adjusted EBITDA	**$ 15,284,138**	**$ 15,930,822**	**$ 30,058,582**	**$ 35,878,015**

15

Reconciliation of Non-GAAP Measures

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Earnings Per Common Share				
Net income attributable to Pangaea Logistics Solutions Ltd.	$ (2,742,116)	$ 3,682,775	$ (4,722,993)	$ 15,356,951
Weighted average number of common shares - basic	64,042,209	45,276,791	63,988,996	45,245,655
Weighted average number of common shares - diluted	64,042,209	46,028,902	63,988,996	45,922,272
Earnings per common share - basic	(0.04)	0.08	(0.07)	0.34
Earnings per common share - diluted	(0.04)	0.08	(0.07)	0.33
Adjusted EPS				
Net (loss) income attributable to Pangaea Logistics Solutions Ltd.	**$ (2,742,116)**	**$ 3,682,775**	**$ (4,722,993)**	**$ 15,356,951**
Non-GAAP				
Add:				
Unrealized loss (gain) on derivative instruments	1,300,932	927,503	1,117,392	(4,156,836)
Non-GAAP adjusted net (loss) income attributable to Pangaea Logistics Solutions Ltd.	(1,441,184)	4,610,278	(3,605,601)	11,200,115
Weighted average number of common shares - basic	64,042,209	45,276,791	63,988,996	45,245,655
Weighted average number of common shares - diluted	64,042,209	46,028,902	63,988,996	45,922,272
Adjusted EPS - basic	$ (0.02)	$ 0.10	$ (0.06)	$ 0.25
Adjusted EPS - diluted	$ (0.02)	$ 0.10	$ (0.06)	$ 0.24

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